Exhibit 23.1

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hearby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File No. 333-31584) and on Forms S-8 (File Nos. 33-63267, 33-63269, 33-63271 and 333-85803).


                                      /s/Arthur Andersen LLP



New Orleans, Louisiana,
March 17, 2000